Income Taxes - Tax Expense and Statutory Tax Rate (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Income Taxes
Statutory federal income tax rate	35.00%
Computed "expected" income tax expense	$ 161,425	$ 173,911	$ 137,525
International tax rate differential and equity income	8,715	8,367	6,541
State income tax expense, net of federal income tax effect	9,127	7,101	4,823
Increase (decrease) in valuation allowance	2,855	(517)	(4,550)
Tax credits	(15,695)	(28,831)	(3,459)
Deduction for domestic production activities	(12,950)	(11,550)	(8,750)
Permanent differences and other, net	7,698	2,883	(2,369)
Income Tax Expense (Benefit), Total	$ 161,175	$ 151,364	$ 129,761